UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2015

The J. M. Smucker Company

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane, Orrville, Ohio	44667-0280
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (330) 682-3000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on March 23, 2015, The J. M. Smucker Company (the “Company”) completed its acquisition of Big Heart Pet Brands (the “Big Heart Acquisition”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated February 3, 2015, by and among Blue Acquisition Group, Inc., a Delaware corporation (“BAG”) and the parent company of Big Heart Pet Brands, SPF Holdings I, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, SPF Holdings II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company, and for the limited purposes set forth in the Merger Agreement, Blue Holdings I, L.P., the controlling stockholder of BAG. The Company is disclosing certain updated pro forma financial information with respect to the transaction in this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K contain forward-looking statements within the meaning of federal securities laws. The forward-looking statements may include statements concerning our current expectations, estimates, assumptions, and beliefs concerning future events, conditions, plans, and strategies that are not historical fact. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “expect,” “anticipate,” “believe,” “intend,” “will,” “plan,” and similar phrases.

Federal securities laws provide a safe harbor for forward-looking statements to encourage companies to provide prospective information. We are providing this cautionary statement in connection with the safe harbor provisions. Readers are cautioned not to place undue reliance on any forward-looking statements, as such statements are by nature subject to risks, uncertainties, and other factors, many of which are outside of our control and could cause actual results to differ materially from such statements and from our historical results and experience. These risks and uncertainties include, but are not limited to, those set forth under the caption “Risk Factors” in our Annual Report on Form 10-K, as well as the following:

•	our ability to successfully integrate acquired and merged businesses in a timely and cost-effective manner and retain key suppliers, customers, and employees;

•	our ability to achieve synergies and cost savings related to the Big Heart Acquisition in the amounts and within the time frames currently anticipated;

•	our ability to generate sufficient cash flow to meet our deleveraging objectives within the time frames currently anticipated;

•	a change in outlook or downgrade in our public credit ratings by a rating agency below investment grade;

•	our ability to obtain any required financing on a timely basis and on acceptable terms;

•	volatility of commodity markets from which raw materials, particularly green coffee beans, peanuts, soybean oil, wheat, milk, corn, sugar, poultry meal, and soybean meal, are procured and the related impact on costs;

•	risks associated with derivative and purchasing strategies we employ to manage commodity pricing risks, including the risk that such strategies could result in significant losses and adversely impact our liquidity;

•	crude oil price trends and their impact on transportation, energy, and packaging costs;

•	the availability of reliable transportation, which may be affected by the cost of fuel, regulations affecting the industry, labor shortages, service failures by third-party service providers, accidents, or natural disasters, on acceptable terms;

•	our ability to successfully implement and realize the full benefit of price changes that are intended to ultimately fully recover cost, including the competitive, retailer, and consumer response, and the impact of the timing of the price changes to profits and cash flow in a particular period;

•	the success and cost of introducing new products and the competitive response;

•	the success and cost of marketing and sales programs and strategies intended to promote growth in our businesses;

•	general competitive activity in the market, including competitors’ pricing practices and promotional spending levels;

•	the impact of food security concerns involving either our products or our competitors’ products;

•	the impact of accidents, extreme weather, and natural disasters, including crop failures and storm damage;

•	the concentration of certain of our businesses with key customers and suppliers, including single-source suppliers of certain key raw materials, such as packaging for our Folgers coffee products, and finished goods, such as K-Cup® pods, and the ability to manage and maintain key relationships;

•	the loss of significant customers, a substantial reduction in orders from these customers, or the bankruptcy of any such customer;

•	the timing and amount of capital expenditures and share repurchases;

•	impairments in the carrying value of goodwill, other intangible assets, or other long-lived assets or changes in useful lives of other intangible assets;

•	the impact of new or changes to existing governmental laws and regulations and their application;

•	the impact of future legal, regulatory, or market measures regarding climate change;

•	the outcome of current and future tax examinations, changes in tax laws, and other tax matters, and their related impact on our tax positions;

•	foreign currency and interest rate fluctuations;

•	political or economic disruption;

•	other factors affecting share prices and capital markets generally;

•	actual results may differ materially from those presented in the Unaudited Pro Forma Condensed Combined Statement of Income; and

•	risks related to other factors described under “Risk Factors” in other reports and statements we have filed with the Securities and Exchange Commission.

Readers are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made, when evaluating the information presented in this Current Report on Form 8-K. The Company does not undertake any obligation to update or revise these forward-looking statements to reflect new events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Statement of Income for the Fiscal Year Ended April 30, 2015 is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Statement of Income for the Fiscal Year Ended April 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: June 30, 2015	By:	/s/ Jeannette L. Knudsen
	Name:	Jeannette L. Knudsen
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Statement of Income for the Fiscal Year Ended April 30, 2015.